UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7830 Old Georgetown Road, Third Floor
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (301) 986-1800
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 19, 2022, Eagle Bancorp, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting") for the purpose of:
1.electing ten (10) directors to serve until the 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified;
2.ratifying the appointment of Crowe LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2022; and
3.approving a non-binding, advisory resolution approving the compensation of the Company's named executive officers.
At the Annual Meeting, the Company's shareholders elected ten individuals to the Board of Directors and approved Proposals 2 and 3.
(1)The name of each director elected at the meeting, and the votes cast for and against such persons, votes withheld and broker non-votes are set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Matthew D. Brockwell	24,800,924	137,379	68,098	2,839,061
Steven J. Freidkin	24,847,332	146,279	12,789	2,839,062
Ernest D. Jarvis	24,713,249	267,011	26,141	2,839,061
Theresa G. LaPlaca	24,846,094	145,403	14,903	2,839,062
A. Leslie Ludwig	24,412,462	582,199	11,739	2,839,062
Norman R. Pozez	24,337,108	656,198	13,094	2,839,062
Kathy A. Raffa	24,806,361	120,739	79,301	2,839,061
Susan G. Riel	24,869,769	123,504	13,127	2,839,062
James A. Soltesz	24,395,626	597,365	13,409	2,839,062
Benjamin M. Soto	24,428,322	565,307	12,772	2,839,061

(2)The number of votes cast for, against, withheld and broker non-votes cast on the ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the year ended December 31, 2022 is as set forth below:

For	Against	Abstain	Broker Non-Votes
27,654,083	80,367	111,012	—

(3)The number of votes cast for, against, withheld and broker non-votes cast on the non-binding, advisory resolution approving the compensation of the Company's named executive officers is as set forth below:

For	Against	Abstain	Broker Non-Votes
16,942,530	7,985,152	78,716	2,839,064

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

Date: May 25, 2022	By:	/s/ Susan G. Riel
Susan G. Riel
President & Chief Executive Officer